Exhibit 10.3
EXECUTION COPY
SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
          SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of May 31, 2011, among GRIFOLS, INC. (the “U.S. Borrower” or the “Borrower Representative”) and DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity and including any successors, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
          WHEREAS, the Parent, the U.S. Borrower, the Lenders party thereto from time to time, the Guarantors party thereto from time to time, the Administrative Agent and DBNY, as the Collateral Agent, are party to that certain credit and guaranty agreement, dated as of November 23, 2010 (as amended, modified and/or supplemented through, but not including, the date hereof, the “Credit Agreement”);
          WHEREAS, Section 10.05(d)(iii) of the Credit Agreement permits the Borrower Representative to request that the schedules to the Credit Agreement be amended (or new schedules added) to reflect immaterial changes or changes of a clean-up nature, and such schedules may be amended or added with the consent of the Administrative Agent (and without the consent of any other party to any Loan Document);
          WHEREAS, the Borrower Representative has requested that certain Schedules to the Credit Agreement be amended and restated as described in Section 1 below; and
          WHEREAS, the Borrower has represented and warranted to the Administrative Agent that such changes are clean-up in nature;
          NOW, THEREFORE, IT IS AGREED:
     Section 1. Amendment to Credit Agreement. Schedules 1.01(d), 4.01, 4.02, 4.12, 6.01, 6.02 and 6.06 to the Credit Agreement are hereby amended and restated in the forms attached in Annex A hereto.
     Section 2. Conditions to Effectiveness. This Amendment shall become effective (the “Effective Date”) upon the execution and delivery of this Amendment by the Borrower Representative and the Administrative Agent.
     Section 3. Miscellaneous Provisions.
     (a) The Parent and the Borrower Representative hereby represent and warrant to the Administrative Agent and each Lender that, as of the Effective Date, after giving effect to the amendment set forth herein, each of the representations and warranties set forth in Sections 4.01, 4.02 and 4.03 of the Credit Agreement are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that to the extent any such representation or warranty is already qualified by materiality or Material Adverse Effect, such representation or warranty shall be true and correct in all respects.
     (b) The Parent and the Borrower Representative acknowledge and agree that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder and the obligations of the other Loan Parties party thereto shall continue, shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
     (c) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Credit Agreement or any other Loan Document.
     (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by facsimile or electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof. A complete set of counterparts shall be lodged with the Borrower Representative and the Administrative Agent.
     (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
     (f) From and after the Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and each of the other Loan Documents.
     (g) This Amendment shall be binding upon and inure to the benefit of the U.S. Borrower, the Parent and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.
     (h) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

GRIFOLS INC.
By:	/s/ David Bell
Name:
Title:

Signature Page to Second Amendment to Grifols Credit Agreement

AGENT: DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

Signature Page to Second Amendment to Grifols Credit Agreement